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                                    FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                     20549



                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      DATE OF REPORT (Date of earliest event reported): September 20, 1996




                           LASER VISION CENTERS, INC.
            (Exact name of Registrant as specified in its charter)





         Delaware                      1-10629                   43-153063
(State or other juris-                 (Commission             (IRS  Employer
diction of incorporation)             File Number)           Identification
                                                               Number)




                     540 Maryville Centre Drive, Suite 200
                           St. Louis, Missouri 63141
                   (Address of Principal Executive Offices)



                Registrant's telephone number: (314) 434-6900
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                                    FORM 8-K



ITEM 5. OTHER EVENTS

1. On September 20, 1996, holders of all 141,000 of the issued and outstanding shares of Convertible Preferred Stock of Laser Vision Centers, Inc. (The "Company") completed the conversion of those shares into 2,349,991 shares of the Common Stock of the Company. The Convertible Preferred shares had been issued in a Private Placement completed in October 1995 in which the Company raised $14.1 million before expenses. As of the date of this report, there are no shares of Preferred Stock outstanding.


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FORM 8-K

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LASER VISION CENTERS, INC.





                                                BY: \S\ John J. Klobnak
                                                     ---------------------
                                                     John J. Klobnak,
                                                     Chief Executive Officer


Date: September 27,1996


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